UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               November 18, 2004

                         ADVANCED MEDICAL OPTICS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     001-31257                 33-0986820
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

       1700 E. St. Andrew Place
            Santa Ana, CA                                           92705
(Address of principal executive                                  (Zip Code)
             offices)


          Registrant's telephone number, including area code: (714) 247-8200 (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)


[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================


Item 1.01.  Entry into a Material Definitive Agreements.

On November 18, 2004, the Board of Directors of Advanced Medical Optics, Inc. ("AMO") approved an amendment to the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan (the "Plan") to remove the automatic grant of options to Independent Directors. Independent Directors are members of our Board of Directors who are not also employees of AMO or any of our U.S. subsidiaries. Independent Directors continue to remain eligible for grants of discretionary awards under the Plan. It is our intention to compensate our Independent Directors with restricted stock in lieu of stock options in 2005.

The description of the foregoing amendment is qualified in its entirety by reference to the First Amendment to the Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan, as amended and restated, which is included as
Exhibit 10.1 to this Report, and is incorporated herein by reference.

Section 885 of the American Jobs Creation Act of 2004 (the "Jobs Act") significantly altered the tax treatment of nonqualified deferred compensation plans, such as the Advanced Medical Optics, Inc. 2002 Executive Deferred Compensation Plan (the "Deferred Compensation Plan"). On November 18, 2004, the Board of Directors of AMO approved an amendment to the Deferred Compensation Plan to provide that no additional amounts of base salary or bonuses may be deferred thereunder by Eligible Employees after December 31, 2004. Eligible Employees are generally those employees in executive or management positions as approved by the committee authorized to administer the Deferred Compensation Plan.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.    Description
----------     -----------

10.1 First Amendment to Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan, as amended Fnd restated, dated November 18, 2004.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ADVANCED MEDICAL OPTICS, INC.

                                   By: /s/ Aimee S. Weisner
                                       ------------------------------------
                                       Aimee S. Weisner
                                       Corporate Vice President, General Counsel
                                       and Secretary

Date:  November 23, 2004

                                 EXHIBIT INDEX


Exhibit No.     Description
----------      -----------


10.1 First Amendment to Advanced Medical Optics, Inc. 2002 Incentive Compensation Plan, as amended Fnd restated, dated November 18, 2004.